UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 16, 2008

China Bio Energy Holdings Group Co., Ltd.
(Exact name of registrant as specified in charter)

Delaware
(State or other jurisdiction of incorporation)

000-25413	65-0854589
(Commission File Number)	(IRS Employer Identification No.)

Dongxin Century Square 7th Floor
High-tech Development District
Xi’an, Shaanxi Province, PRC 710043

(Address of principal executive offices and zip code)

+86 29 8268 3920

 (Registrant’s telephone number including area code)

 (Former Address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On September 16, 2008, management of the Registrant participated in the Merriman 5th Annual Investor Summit 2008 at the Mark Hopkins InterContinental Hotel in San Francisco, CA. Management’s participation consisted of a presentation as well one-on-one meetings with investors. A copy of the presentation is furnished as Exhibit 99.1 hereto.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

99.1          Investor Presentation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA BIO ENERGY HOLDINGS GROUP CO., LTD.

By:	/s/ Gao Xincheng
Name: Gao Xincheng
Title: Chief Executive Officer and President

Dated: September 19, 2008